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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


                 WHEREAS, the undersigned officers and directors of First Fidelity Bancorporation (the "Company") desire to authorize Anthony P. Terracciano, Peter C. Palmieri, Wolfgang Schoellkopf, James L. Mitchell and Stephen J. Antal, and each of them, to act as their attorneys in fact and agents, for the purpose of executing and filing the Annual Report on Form 10-K described below, including all amendments thereto,

                 NOW THEREFORE

                 KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony P. Terracciano, Peter
C. Palmieri, Wolfgang Schoellkopf, James L. Mitchell and Stephen J. Antal, and each of them, his true and lawful attorney in fact and agent, with full power of substitution and resubstitution, to sign the Company's Annual Report on Form 10-K for the year ended December 31, 1994, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 16th day of February, 1995.

Signature                         Title
- ---------                         -----

/s/ Anthony P. Terracciano
- --------------------------        Chairman of the Board, President and
Anthony P. Terracciano            Executive Officer

/s/ Louis E. Azzato
- --------------------------        Director
Louis E. Azzato

/s/ Edward E. Barr
- --------------------------        Director
Edward E. Barr

/s/ Roland K. Bullard, II
- --------------------------        Director
Roland K. Bullard, II

/s/ Lee A. Butz
- --------------------------        Director
Lee A. Butz
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/s/ Luther R. Campbell, Jr.
- ---------------------------       Director
Luther R. Campbell, Jr.

/s/ John Gilray Christy
- ---------------------------       Director
John Gilray Christy

/s/ James G. Cullen
- ---------------------------       Director
James G. Cullen

/s/ Gonzalo de Las Heras
- ---------------------------       Director
Gonzalo de Las Heras

/s/ E. James Ferland
- ---------------------------       Director
E. James Ferland

/s/ Arthur M. Goldberg
- ---------------------------       Director
Arthur M. Goldberg

/s/ Leslie E. Goodman
- ---------------------------       Director
Leslie E. Goodman

/s/ Frank M. Henry
- ---------------------------       Director
Frank M. Henry

/s/ Juan Rodriguez Inciarte
- ---------------------------       Director
Juan Rodriguez Inciarte

/s/ John R. Kennedy
- ---------------------------       Director
John R. Kennedy

/s/ Rocco J. Marano
- ---------------------------       Director
Rocco J. Marano

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/s/ James D. Morrissey, Jr.
- ---------------------------       Director
James D. Morrissey, Jr.

/s/ Joseph Neubauer
- ---------------------------       Director
Joseph Neubauer

/s/ Peter C. Palmieri
- ---------------------------       Director
Peter C. Palmieri

/s/ Donald C. Parcells
- ---------------------------       Director
Donald C. Parcells

/s/ Wolfgang Schoellkopf
- ---------------------------       Director and Principal Financial Officer
Wolfgang Schoellkopf

/s/ Robert Montgomery Scott
- ---------------------------       Director
Robert Montgomery Scott

/s/ Rebecca Stafford
- ---------------------------       Director
Rebecca Stafford

/s/ Sefton Stallard
- ---------------------------       Director
Sefton Stallard

/s/ Bernard C. Watson
- ---------------------------       Director
Bernard C. Watson

/s/ Anthony R. Burriesci
- ---------------------------       Principal Accounting Officer
Anthony R. Burriesci